Exhibit 10.42

EXECUTION COPY

AMENDMENT NO. 1
TO MASTER AGREEMENT

This Amendment No. 1 (the “Amendment”), dated as of October 12, 2017 (the “Amendment Effective Date”), is by and among:

(i)    OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Seller”);
(ii)    HLSS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”);
(iii)    HLSS MSR - EBO ACQUISITION LLC, a Delaware limited liability company (“MSR - EBO” and together with Holdings, the “Purchasers”); and
(iv)    NEW RESIDENTIAL MORTGAGE LLC, a Delaware limited liability company (“NRM” and collectively, the “Parties”).
WITNESSETH:

WHEREAS, Seller, Holdings, and MSR – EBO (as assignee of Home Loan Servicing Solutions, Ltd.) are parties to that certain Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 (as amended or modified prior to the Amendment Effective Date, the “MSR Purchase Agreement”) and the Sale Supplements to the MSR Purchase Agreement, dated as of February 10, 2012, May 1, 2012, August 1, 2012, September 13, 2012, September 28, 2012, December 26, 2012, March 13, 2013, May 21, 2013, July 1, 2013, and October 25, 2013 (collectively, as amended or modified prior to the Amendment Effective Date, the “Sale Supplements”);

WHEREAS, pursuant to the MSR Purchase Agreement and the Sale Supplements, Seller sold to the Purchasers (without recourse, except as otherwise provided therein) the Rights to MSRs, the Excess Servicing Fees, and the Transferred Receivables Assets, and the Purchasers assumed the Assumed Liabilities with respect to all Servicing Agreements described or otherwise referenced on Schedule I to each of the Sale Supplements (the “MSRPA Servicing Agreements”);

WHEREAS, Seller, Holdings, MSR – EBO, and NRM entered into that certain Master Agreement, dated as of July 23, 2017 (the “Master Agreement”), pursuant to which the Parties agreed to complete the transactions contemplated by the MSR Purchase Agreement and Sale Supplements by undertaking certain actions to facilitate the transfer of the remaining MSRPA Servicing Agreements from Seller to Purchasers;

WHEREAS, Ocwen Mortgage Servicing, Inc. (“OMS”), the parent corporation of Seller, (i) has reviewed, analyzed, and approved this transaction and (ii) has authorized and caused Seller to enter into this Amendment; and

WHEREAS, the Parties desire to amend the amounts of the Account Cost True-Up Payment and Float True-Up Payment in the Master Agreement in accordance with the terms hereof;

NOW, THEREFORE, in connection with the foregoing, in consideration of the promises and the mutual covenants herein contained, the Parties hereby agree as follows:

Section 1.     Amendments to Master Agreement. The Master Agreement is hereby amended as follows:

1.1     Section 6.3 of the Master Agreement is hereby amended by deleting the “$7,474,735” amount for the Account Cost True-Up Payment and replacing it with the amount of “$8,546,544”.

1.2     Section 7.1 of the Master Agreement is hereby amended by deleting the “$13,011,836” amount for the Float True-Up Payment and replacing it with the amount of "$17,098,120”.

Section 2.     Payment to Holdings. Seller agrees to pay to Holdings within two (2) Business Days after the date hereof an amount in cash equal to $3,014,475 in full satisfaction of the adjustments to the Account Cost True-Up Payment and the Float True-Up Payment contemplated by this Amendment.

Section 3.     Miscellaneous.

3.1     Limited Effect. Upon the effectiveness of this Amendment, each reference in the Master Agreement to “the Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Master Agreement as amended hereby, and each reference the the Master Agreement in any other document, instrument or agreement, executed and/or delivered in connection with any transaction contemplated in the Master Agreement shall mean and be a reference to the Master Agreement as amended hereby. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the Amendment Effective Date, or constitute a waiver of any provision of any other agreement.

3.2     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

3.3     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

3.4     Definitions. Capitalized terms used but not defined herein have the meaning set forth in the Master Agreement.

3.5     Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

3.6     Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

3.7     Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Amendment at the request of any other party hereto.

3.8     No Strict Construction. The Parties agree that the language used in this Amendment is the language chosen by the Parties to express their mutual intent and that no rule of strict construction is to be applied against any party. The Parties and their respective counsel have reviewed and negotiated the terms of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed and delivered by its respective signatory thereunto duly authorized as of the date above written.

Ocwen Loan Servicing, LLC

By:	/s/ John P. Kim
Name:	John P. Kim
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Master Agreement

HLSS HOLDINGS, LLC

By:	/s/ Cameron MacDougall
Name:	Cameron MacDougall
Title:	Secretary

Signature Page to Amendment No. 1 to Master Agreement

HLSS MSR - EBO ACQUISITION LLC

By:	New Residential Investment Corp., its sole member

By:	/s/ Nicola Santoro, Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Master Agreement

NEW RESIDENTIAL MORTGAGE LLC

By:	/s/ Cameron MacDougall
Name:	Cameron MacDougall
Title:	President

Signature Page to Amendment No. 1 to Master Agreement